UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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BELL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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8888 Keystone Crossing
Suite 1700
Indianapolis, Indiana 46240-7657

Dear Shareholder:

Our annual meeting of shareholders will be held at our headquarters, 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, at 11:00 a.m., local time, on Thursday, December 4, 2008. The formal meeting notice and our proxy statement for the meeting are attached.

Each of the proposals to be presented at the annual meeting is described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses each of the proposals in more detail.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy card in the postage-paid envelope enclosed for that purpose. Returning your completed proxy will ensure your representation at the annual meeting.

We look forward to seeing you on December 4.

Sincerely yours,

MARK E. SCHWARZ
Chairman of the Board of Directors

October   , 2008

[PRELIMINARY PROXY FILING. INTENDED RELEASE DATE OF DEFINITIVE PROXY:
OCTOBER 24, 2008]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL NO. 1: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 3 AMENDMENT TO BYLAWS TO CHANGE AUTHORIZED RANGE OF NUMBER OF DIRECTORS
PROPOSAL NO. 4: AMENDMENT TO OUR 2007 STOCK INCENTIVE PLAN TO INCREASE NUMBER OF SHARES RESERVED FOR ISSUANCE
DESCRIPTION OF THE 2007 PLAN
PROPOSAL NO. 5: RATIFICATION OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 6 AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT OF COMMON STOCK
PROPOSAL 7:
OTHER MATTERS
OTHER BUSINESS

BELL INDUSTRIES, INC.
8888 Keystone Crossing
Suite 1700
Indianapolis, Indiana 46240-7657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 4, 2008

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Bell Industries, Inc., a California corporation, will be held at 11:00 a.m., local time, on Thursday, December 4, 2008, at our headquarters located at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, for the following purposes:

1. to elect four directors to hold office until the next annual meeting of shareholders and thereafter until their successors have been elected and qualified. Our four nominees are: Mr. Dale A. Booth, Mr. Clinton J. Coleman, Mr. Michael R. Parks and Mr. Mark E. Schwarz;

2. to approve an amendment to the company’s articles of incorporation to increase the number of the company’s authorized shares of common stock from 35,000,000 shares to 200,000,000 shares;

3. to approve an amendment to the company’s bylaws to change the authorized range of number of directors of the company from not less than six (6) nor more than eleven (11) to not less than four (4) nor more than seven (7);

4. to approve an amendment to the Bell Industries, Inc. 2007 Stock Incentive Plan, attached to the accompanying proxy statement as Annex A, to increase the shares reserved for issuance under the Plan from 1,000,000 shares to 5,000,000 shares; and concurrently increase the number of stock options, direct stock issuances and share right awards that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year from 1,000,000 shares to 2,000,000 shares;

5. to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

6. to approve an amendment to the company’s articles of incorporation to effect a one-for-twenty reverse stock split of the company’s outstanding shares of common stock;

7. to approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve the amendment to the articles of incorporation to increase the authorized shares of common stock; and

8. to transact any other business that may properly come before the annual meeting.

Your board recommends that you vote “FOR” each of the proposals. Shareholders of record at the close of business on October 10, 2008, are entitled to vote at the annual meeting and any postponement or adjournment thereof.

All shareholders are cordially invited to attend the annual meeting in person. To ensure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any shareholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

By order of the board of directors

KEVIN J. THIMJON
Assistant Secretary

Indianapolis, Indiana
October   , 2008

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF BELL INDUSTRIES, INC.
TO BE HELD DECEMBER 4, 2008

INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement contains information related to the annual meeting of Bell Industries, Inc., a California corporation (the “Company,” “we,” “us,” or “our”) which will be held on Thursday, December 4, 2008 at our headquarters located at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, or at any adjournment or postponement thereof.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will consider and vote upon the following matters:

•	to elect four directors to our board of directors;

•	to approve an amendment to the Company’s articles of incorporation to increase the number of the Company’s authorized shares of common stock from 35,000,000 shares to 200,000,000 shares;

•	to approve an amendment to the company’s bylaws to change the authorized range of number of directors of the company from not less than six (6) nor more than eleven (11) to not less than four (4) nor more than seven (7);

•	to approve an amendment to the Bell Industries, Inc. 2007 Stock Incentive Plan, (the “2007 Plan”), attached to this proxy statement as Annex A, to increase the shares reserved for issuance under the 2007 Plan from 1,000,000 shares to 5,000,000 shares; and concurrently increase the number of stock options, direct stock issuances and share right awards that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year from 1,000,000 to 2,000,000 shares;

•	to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

•	to approve an amendment to the Company’s articles of incorporation to effect a one-for-twenty reverse stock split of the company’s outstanding shares of common stock;

•	to approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve the amendment to the articles of incorporation to increase the authorized shares of common stock; and

•	to transact any other business that may properly come before the annual meeting.

We sent you these proxy materials because our board of directors is requesting that you allow your shares of our common stock to be represented at the meeting by the proxyholders named in the enclosed proxy card. This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission (the “SEC”), and that is designed to assist you in voting your shares. We began mailing these proxy materials on or about October 24, 2008 to all shareholders of record at the close of business on October 10, 2008.

Who is entitled to vote at the annual meeting?

Holders of record of our common stock at the close of business on October 10, 2008 are entitled to vote at the annual meeting. As of October 10, 2008, there were approximately 8,650,224 shares of our common stock outstanding. Shareholders are entitled to cast one vote per share on each matter presented for consideration and action at the annual meeting.

Your vote is important.  Shareholders can vote in person at the annual meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals.

What votes are needed to hold the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the annual meeting. If you have returned a valid proxy or attend the meeting in person, your outstanding shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting who will also determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and “broker non-votes,” if any, will be counted as present.

How does the board of directors recommend that I vote on the proposals?

If no instructions are indicated on your valid proxy, the proxyholders will vote in accordance with the recommendations of the board of directors. The board recommends a vote:

•	“FOR” each of the nominees for director listed in this proxy statement;

•	“FOR” approval of the amendment to the Company’s articles of incorporation to increase the number of shares of the Company’s authorized common stock;

•	“FOR” approval of the amendment to the Company’s bylaws to change the authorized range of number of directors of the company;

•	“FOR” approval of the amendment to the 2007 Plan to increase the number of shares reserved for issuance under the 2007 Plan and to increase the number of shares that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year;

•	“FOR” the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

•	“FOR” approval of the amendment to the Company’s articles of incorporation to effect the one-for-twenty reverse stock split of the Company’s outstanding common stock; and

•	“FOR” approval of the proposal to adjourn the meeting to solicit additional votes to approve the amendment to the Company’s articles of incorporation.

With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the proxyholders will vote as recommended by the board, or if no recommendation is given, in their own discretion.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on the proposal to elect directors (Proposal No. 1), the ratification of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal No. 5), the proposal to effect the reverse stock split (Proposal No. 6) and the proposal to adjourn the meeting to solicit additional votes on the proposal to amend our articles of incorporation (Proposal No. 7), which are routine matters.

Can I change my vote after I have mailed my signed proxy card?

There are three ways in which you can change your vote before your proxy is voted at the annual meeting. First, you can send our secretary a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change those instructions.

What vote is required to approve each proposal?

Directors are elected by a plurality of the votes cast. This means that the four individuals nominated for election to the board who receive the most votes will be elected. In voting for directors of the company, each shareholder has the right to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shares are entitled, or to distribute the votes on the same principle among as many candidates as the shareholder chooses. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. For a shareholder to exercise cumulative voting rights, such shareholder must give notice of his or her intent to cumulate votes prior to the vote at the meeting. Approval of the amendments to the Company’s articles of incorporation to increase the authorized shares of common stock and effect the reverse stock split requires the affirmative vote of a majority of the outstanding shares of common stock. Approval of the amendment to the Company’s bylaws requires the affirmative vote of a majority of the outstanding shares of common stock, unless the votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares of common stock, in which case the amendment will not be adopted. Approval of the amendment to the 2007 Plan, ratification of Crowe Horwath LLP as our independent registered public accounting firm, adjournment of the meeting to solicit additional votes and approval of any other proposals to be brought before the annual meeting, require the affirmative vote of a majority of the shares of our common stock represented and voting at the meeting (and which shares voting affirmatively also constitute at least a majority of the required quorum). The return of an executed proxy authorizes the board of directors the discretionary authority to cumulate votes

What is the effect of abstentions and broker non-votes?

Election of Directors.  The election of directors is a routine matter for brokers that hold their clients’ shares in “street name.” If a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the board of directors. Abstentions will not be counted in the election of directors.

Approval of the Amendment to the Company’s Articles of Incorporation to increase authorized shares of common stock.  The approval of the amendment to the Company’s articles of incorporation to increase the number of authorized shares is a non-routine matter for brokers that hold their clients’ shares in “street name”. Abstentions and broker non-votes will have the same effect as a negative vote.

Approval of the Amendment to the Company’s Bylaws.  The approval of the amendment to the Company’s bylaws to change the requisite number of directors is a non-routine matter for brokers that hold their clients’ shares in “street name”. Abstentions and broker non-votes will have the same effect as a negative vote.

Approval of the Amendments to the 2007 Plan.  The approval of the amendment to the 2007 Plan to a) increase the number of shares reserved for issuance under the 2007 Plan and b) increase the number of shares that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year is a non-routine matter for brokers that hold their clients’ shares in “street name”. Abstentions will be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote unless the number of affirmative votes is less than a majority of the required quorum, in which case broker non-votes will have the same effect as a negative vote.

Approval of the Amendment to the Company’s Articles of Incorporation to effect the reverse stock split.  The approval of the amendment to the Company’s articles of incorporation to effect the reverse stock split is a routine matter for brokers that hold their client’s shares in “street name”. Abstentions will have the same effect as a negative vote.

Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm.  The ratification of the appointment of an independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” Abstentions will have the same effect as a negative vote.

Approval of the Adjournment of the meeting.  The approval of the adjournment of the meeting to solicit additional votes on the amendment to the articles is a routine matter for brokers that hold their client’s shares in “street name.” Abstentions will have the same effect as a negative vote.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors currently consists of five members, three of whom are independent within the director independence standards of the American Stock Exchange or AMEX. On the recommendation of our nominating committee, we are proposing to elect four of the existing board members. Consequently, at the annual meeting, a total of four directors will be elected to hold office until the 2009 annual meeting of shareholders and until their successors have been elected and qualified.

Unless otherwise instructed, the proxyholders will vote the proxies received by them for the four nominees named below. If any of our nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

Information Regarding Nominees for Director

Biographical summaries and ages as of the date hereof of individuals nominated for election as directors are provided below:

Mark E. Schwarz, age 48, has been a director of our company since February 2000 and Chairman of the board of directors since September 2004. Since 1993, Mr. Schwarz has served as General Partner, directly or through entities that he controls, of Newcastle Partners, L.P. (“Newcastle”), a private investment firm. Since December 2001, Mr. Schwarz has been the Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P., which is the general partner of Newcastle. Mr. Schwarz currently serves as Chairman of the board of directors of Hallmark Financial Services, Inc., a property-and-casualty insurance holding company, of Pizza Inn, Inc., a franchisor of and distributor to a chain-wide system of pizza restaurants, and of New Century Equity Holdings Corp., a firm focused on acquiring new operating companies. Mr. Schwarz presently serves as a director of MedQuist, Inc., a medical transcription technology and services provider, SL Industries, Inc., a power supply and power motion products manufacturer, and Nashua Corporation, a specialty paper, label and printing supplies manufacturer.

Michael R. Parks, age 46, has been a director of our company since June 2000. Since 1992, Mr. Parks has been Chief Executive Officer of The Revere Group, an NTT Data company, a business and technology consulting company. Mr. Parks presently serves on the boards of True Partners (privately held company) and The Revere Group.

Clinton J. Coleman, age 31, currently serves as our Interim Chief Executive Officer. He is also a Vice President of Newcastle Capital Management, L.P., the general partner of Newcastle. Mr. Coleman has also recently served as Interim Chief Financial Officer of Pizza Inn, Inc. between July 2006 and January 2007. Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from October 2003 to June 2005. From March 2002 to October 2003 he served as an associate with Hunt Investment Group, L.P., a private investment group. Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS. Mr. Coleman is also a director of Pizza Inn, Inc.

Dale A. Booth, age 50, joined our company as a director in September, 2008. He is also the Executive Chairman and Chief Executive Officer of SensorLogic Inc., a pioneer in the Wireless Machine to Machine market and a leading provider of data management and connectivity solutions for the control and management of intelligent assets. Mr. Booth has also recently served as President and Chief Executive Officer of NextiraOne LLC between 2004 and 2007. From 2003 to 2004 Mr. Booth served as President and Chief Executive Officer of Daisytek International and from 2000 to 2003 he served as Chairman and Chief Executive Officer of Enginex Networks, Inc. Mr. Booth presently serves on the boards of Virgin Islands Telephone Company Inc., Sensor Logic Inc. and LineSider Technologies Inc.

Mr. James Lawson, a current director, is not standing for reelection.

Under the terms of an agreement between Newcastle and us dated June 13, 2008, so long as Newcastle either (a) beneficially owns more than 50% of the shares of our outstanding common stock (including any common stock issuable upon conversion of a promissory note with an original principal of $11.1 million which we issued to it (the “Amended Convertible Note”) or (b) greater than 50% of the initial principal amount of the Amended Convertible Note remains outstanding, we agree to appoint to our board a number of designees of Newcastle constituting 50% of the then outstanding board members (or, if the number of members of the board of directors is an odd integer, such number of designees that is the lowest integer that is greater than 50% of our outstanding board members. In addition, pursuant to a purchase Agreement between Newcastle and us dated January 31, 2007, so long as Newcastle beneficially owns at least 5% of our outstanding common stock, Newcastle is entitled to designate two members to our board of directors. In conjunction with the appointment of Mr. Booth to our board in September 2008, Newcastle waived, for a limited time expiring with our 2008 annual meeting of shareholders (and no later March 1, 2009), the requirement that 50% of our board consist of Newcastle designees. Newcastle’s two designees are Messrs. Schwarz and Coleman.

The board recommends that you vote “FOR” the election of each of the nominees listed above. Proxies received will be so voted unless shareholders specify otherwise in the proxy.

CORPORATE GOVERNANCE

Director Independence

The board has determined that each of Michael R. Parks, Mark E. Schwarz and Dale A. Booth has no material relationship with our company and is independent within our director independence standards, which are consistent with the AMEX director independence standards. Clinton J. Coleman does not meet the aforementioned independence standards because he is the Interim Chief Executive Officer of our company.

Board Committees

The board has established an audit committee, a compensation committee and a nominating committee. Other committees may be established by the board from time to time. Following is a description of each of the committees and their composition.

Audit Committee.  Our audit committee currently consists of three directors: Messrs. Lawson (chairman), Schwarz and Parks. Mr. Schwarz was named to our audit committee in July 2007 so that we had three directors on our audit committee in compliance with AMEX rules. Mr. Coleman served on our audit committee between February and July 2007, when he was appointed our Interim Chief Executive Officer. Mr. Lawson will serve on our audit committee until the annual meeting. The board has determined that:

•	Mr. Lawson qualifies as an “audit committee financial expert,” as defined by the SEC; and

•	all members of the audit committee are (i) “independent” under AMEX independence standards, (ii) other than Mr. Schwarz, meet the criteria for independence as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) has not participated in the preparation of our financial statements at any time during the past three years and (iv) is financially sophisticated as such term is defined in Section 121B of the American Stock Exchange Company Guide. Mr. Schwarz is not independent under the Exchange Act rules as a result of his affiliation with Newcastle.

The audit committee is governed by a charter, which was adopted by the board and is available on our website at www.bellind.com. Among other things, the charter calls upon the audit committee to:

•	oversee our auditing, accounting and control functions, including having primary responsibility for our financial reporting process;

•	monitor the integrity of our financial statements to ensure the balance, transparency and integrity of published financial information;

•	monitor our outside auditors independence, qualifications and performance;

•	monitor our compliance with legal and regulatory requirements; and

•	monitor the effectiveness of our internal controls and risk management system.

It is not the duty of the audit committee to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them. The audit committee met seven (7) times during 2007.

Compensation Committee.  Our compensation committee consists of three members: Messrs. Schwarz (chairman), Lawson and Parks. Mr. Lawson will serve on our compensation committee until the annual meeting. The board has determined that:

•	all members of the compensation committee qualify as “independent” under AMEX independence standards;

•	all members of the compensation committee, other than Mr. Schwarz, qualify as “non-employee directors” under Exchange Act Rule 16b-3 other than Mr. Schwarz; and

•	all members of the compensation committee qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The compensation committee is governed by a charter, which was adopted by the board and is available on our website at www.bellind.com. Among other things, our compensation committee determines the compensation of the Chief Executive Officer, reviews and approves compensation for all other executive officers as presented by the Chief Executive Officer, reviews and makes recommendations with respect to incentive compensation plans and equity-based plans, and provides oversight and guidance for compensation and benefit programs for all of our employees. The compensation committee does not use the services of any external consultant in determining either executive or director compensation. The compensation committee met one time during 2007.

Nominating Committee.  Our nominating committee consists of three members: Messrs. Parks (chairman), Lawson and Schwarz. Mr. Lawson will serve on our nominating committee until the annual meeting. The board has determined that all members of the nominating committee, other than Mr. Schwarz, qualify as “independent” under AMEX independence standards. The nominating committee is governed by a charter that was adopted by the board and is available on our website at www.bellind.com. Among other things, our nominating committee identifies individuals qualified to become board members and recommends to the board the nominees for election to the board. The nominating committee met one time during 2007.

Code of Ethics

The board has established a corporate Code of Ethics which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and

•	accountability for adherence to the Code of Ethics.

Waivers to the Code of Ethics may be granted only by the board. In the event that the board grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver within five business days on a Current Report on Form 8-K.

Public Availability of Corporate Governance Documents

Our key corporate governance documents, including our Code of Ethics and the charters of our audit committee, compensation committee and nominating committee are:

•	available on our corporate website; and

•	available in print to any shareholder who requests them from our corporate secretary.

Director Attendance

The board held seventeen (17) meetings during 2007. Each director attended at least 75% of board meetings and the committees on which he served.

Executive Sessions of the Board

Our independent directors meet regularly in executive session without management, as required by our corporate governance guidelines, to review the performance of management and our company and any related matters. Generally, executive sessions are held in conjunction with regularly scheduled meetings of the board. We expect the board to have a least four executive sessions each year.

Board Qualification and Selection Process

The nominating committee does not have a specific written policy or process regarding the nominations of directors, nor does it maintain minimum standards for director nominees. The nominating committee will consider persons recommended by shareholders for nomination for election as directors. The nominating committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a committee-recommended nominee. Shareholders wishing to recommend director candidates must follow the prior notice requirements as described under “Shareholder Proposals” on page 34 of this proxy statement.

Communications to the Board

Shareholders interested in communicating with the board or to specified individual directors may do so in writing to Bell Industries, Inc., 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240; Attn: Kevin J. Thimjon, Assistant Secretary. These communications will be forwarded to the appropriate director or directors.

Shareholder Meeting Attendance

Directors are strongly encouraged to attend annual meetings of shareholders, but no specific policy exists regarding attendance by directors at such meetings. All directors attended the 2007 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Directors are compensated for serving on the board and board committees through quarterly cash payments and options to purchase shares of our common stock. The Chairman of the Board receives annual cash compensation of $24,000 and each director receives annual cash compensation of $12,000 payable on a quarterly basis for serving on the board and board committees.

Director Compensation Table

The following table shows the compensation of the members of our board during fiscal year 2007. Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to any of the members of our board required to be reported in that column.

	Fees Earned or	Option
Name (1)	Paid in Cash ($)	Awards ($)(2)	Total ($)

Mark E. Schwarz	24,000	—	24,000
L. James Lawson (3)	12,000	—	12,000
Michael R. Parks	12,000	—	12,000
Clinton J. Coleman	11,000	—	11,000

(1)	John A. Fellows, our former President and Chief Executive Officer, is not included in this table, because he was an employee of the Company during 2007 and thus received no compensation for his service as a director. The compensation he received as an employee of the Company is shown in the Summary Compensation Table.

(2)	At December 31, 2007, 30,000 stock options were outstanding for each of Messrs. Schwarz, Lawson and Parks.

(3)	Mr. Lawson will serve on the board until the annual meeting.

EXECUTIVE COMPENSATION

This section of the proxy statement explains our compensation for the persons who served as our Chief Executive Officer during our fiscal year ended December 31, 2007, our current President and Chief Financial Officer and our former Chief Financial Officer, who served in that capacity until January 8, 2007 and then as a consultant for us until May 31, 2007. We refer to the foregoing individuals collectively in this proxy statement as our named executive officers. The Company has elected to use the Smaller Reporting Company rules recently issued by the SEC regarding the disclosure of executive compensation. Under these rules, the Company provides executive compensation disclosure for our named executive officers, the Summary Compensation Table for two years, Outstanding Equity Awards at Year End Table, Director Compensation Table and certain narrative disclosures.

Executive Officers

All of our executive officers serve at the discretion of the board. The persons listed below are our executive officers:

Name	Age	Positions with our Company

Clinton J. Coleman	31	Interim Chief Executive Officer
Kevin J. Thimjon	42	President and Chief Financial Officer

Biographical information regarding each executive officer other than Mr. Coleman is set forth below. Mr. Coleman’s biographical information is set forth above under “Election of Directors.”

Kevin J. Thimjon, age 42, was appointed our Executive Vice President and Chief Financial Officer on January 8, 2007. Mr. Thimjon was promoted to President and Chief Financial Officer in February, 2008. Mr. Thimjon previously served from 2004 as Chief Financial Officer of the Systems Integration business unit of Stanley Security Solutions, Inc., a division of The Stanley Works, an S&P 500 company. From 2002 until 2004, Mr. Thimjon served as Executive Vice President, Chief Financial Officer and Chief Operating Officer of ISR Solutions, Inc., a privately held integrator of sophisticated physical security solutions, which was acquired by Stanley Security Solutions, Inc. From 1995 until 2001, Mr. Thimjon served in various finance leadership roles for U.S. Office Products Company, a multi-national supplier of office products and business services. Prior to 1995, Mr. Thimjon was an Audit Manager at Price Waterhouse LLP. Mr. Thimjon is a certified public accountant.

Summary Compensation Table

The Summary Compensation Table and following table show the cash and non-cash compensation awarded to or earned by our named executive officers during fiscal years 2006 and 2007. Other than the individuals named below, we did not have any other executive officers during fiscal years 2006 and 2007. Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to any of the executive officers required to be reported in that column.

					All Other
Name and				Option	Compensation	Total
Principle Position	Year	Salary ($)	Bonus ($)(5)	Awards ($)(6)	($)	($)

Clinton J. Coleman	2007	116,346	—	—	11,000	127,346
Interim Chief Executive Officer (1)
Kevin J. Thimjon	2007	201,923	—	69,479	129	271,531
President and Chief Financial Officer (2)
John A. Fellows	2007	209,135	—	(21,694)	43,269	230,710
Former President and Chief Executive Officer (3)	2006	375,000	112,500	274,794	—	762,294
Mitchell I. Rosen	2007	15,692	25,000	—	205,052	245,744
Former Chief Financial Officer (4)	2006	170,000	35,000	792	16,278	222,070

(1)	Mr. Coleman was appointed Interim Chief Executive Officer as of July 13, 2007 and is paid at an annual rate of $250,000. Mr. Coleman also received $11,000 in director compensation during 2007.

(2)	Mr. Thimjon was appointed as our Chief Financial Officer as of January 8, 2007 and promoted to President and Chief Financial Officer on February 14, 2008.

(3)	Effective July 13, 2007, Mr. Fellows resigned as our President and Chief Executive Officer and as a member of our board of directors.

(4)	Effective January 8, 2007, Mr. Rosen ceased to serve as Chief Financial Officer of our company. He served as a consultant for us until May 31, 2007. Amounts for 2007 include compensation paid to Mr. Rosen as an employee of our Company as well as the fees and bonuses paid to Mr. Rosen as a consultant to the Company during 2007.

(5)	These amounts represent discretionary bonuses awarded to Mr. Fellows and Mr. Rosen based on the achievement of various non-financial objectives.

(6)	The methodology and assumptions used in the valuation of stock option awards are included in Note 7 to the Company’s financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Narrative Disclosure To Summary Compensation Table

Employment Agreements or Arrangements

Agreement with Clinton J. Coleman.  Mr. Coleman’s employment with us during 2007 was not subject to an employment agreement. During 2007, Mr. Coleman was paid at annual base salary rate of $250,000. His current annual base salary is $250,000.

Agreement with Kevin J. Thimjon.  On January 5, 2007, we entered into an employment letter with Mr. Thimjon pursuant to which Mr. Thimjon is employed as our Chief Financial Officer and Principal Financial Officer for a term of two years, beginning January 8, 2007, subject to certain termination rights. In 2007, Mr. Thimjon received an annual base salary of $210,000. On February 14, 2008, we amended the employment letter to promote Mr. Thimjon to President and Chief Financial Officer of the Company and to increase his annual base salary to $275,000.

Agreement with John A. Fellows.  Mr. Fellow’s employment with us during 2006 and 2007 was governed by an employment agreement, pursuant to which Mr. Fellows served as our President and Chief Executive Officer. The agreement provided that Mr. Fellows’ base salary was $375,000 per year, subject to increase in the sole discretion of the Compensation Committee.

Agreements with Mitchell I Rosen.  Mr. Rosen’s employment with us during 2006 was not subject to an employment agreement. During 2006, Mr. Rosen was paid an annual base salary of $170,000. On January 5, 2007, we entered into a Release and Amended Employment Agreement with Mr. Rosen pursuant to which Mr. Rosen resigned as our Chief Financial Officer, effective as of January 8, 2007 and remained as a full-time employee to serve as an advisor to the Chief Executive Officer, for which he was paid his then current base salary (at the level of $170,000 annually) on a pro rata basis until January 26, 2007. Mr. Rosen remained as a consultant to the Company until May 31, 2007. Pursuant to the terms of the release agreement, we provided Mr. Rosen with a lump sum payment equal to eight months of Mr. Rosen’s base salary on January 26, 2007 (which is included in “All Other Compensation” in the Summary Compensation Table for 2007). During his consultancy period, we paid Mr. Rosen an aggregate of $71,162 in consulting fees (which is included in “All Other Compensation” in the Summary Compensation Table for 2007).

Material Terms of Bonus Awards

During 2006 and 2007, each of our named executive officers was eligible to receive annual cash incentive payments based on financial performance, their individual performance and other criteria as the compensation committee deemed appropriate. The amounts and criteria for earning cash incentives are established by the compensation committee during the fiscal year. In determining amounts to be paid, the compensation committee takes into consideration other elements of these employees’ compensation as well as market comparisons.

Pursuant to his employment agreement, Mr. Fellows was eligible to earn an annual performance bonus of up to 100% of his base salary upon the achievement of performance objectives to be determined by the compensation committee. In 2006, the amount paid to Mr. Fellows as a bonus was a discretionary bonus in connection with our acquisition of SkyTel and sale of our J.W. Miller division. Due to Mr. Fellows’ resignation from the Company, Mr. Fellows did not receive any bonus compensation for his performance during 2007.

In 2006, the amount paid to Mr. Rosen as a bonus was a discretionary bonus in connection with our acquisition of SkyTel and sale of our J.W. Miller division. Following completion of the consulting period on April 20, 2007, we paid Mr. Rosen a bonus of $25,000.

Material Terms of Option Awards

Upon Mr. Thimjon’s appointment as our Chief Financial Officer in January 2007, we issued to Mr. Thimjon non-qualified stock options for 125,000 shares of our common stock. The terms of such stock options are as set forth in the Outstanding Equity Awards at Fiscal Year End Table.

All Other Compensation

The amount listed as “All Other Compensation” for Mr. Coleman for 2007 in the Summary Compensation Table consists of $11,000 in director fees paid to Mr. Coleman during 2007.

The amount listed as “All Other Compensation” for Mr. Thimjon for 2007 in the Summary Compensation Table consists of $129 of matching contributions to the Bell Industries’ Employees’ Savings and Profit Sharing Plan, the material terms of which are described below.

The amount listed as “All Other Compensation” for Mr. Fellows for 2007 in the Summary Compensation Table consists of $43,269 in accrued vacation payouts to Mr. Fellows made upon his resignation from the Company.

The amount listed as “All Other Compensation” for Mr. Rosen for 2006 in the Summary Compensation Table consists of (i) $8,500 for matching contributions to our former executive compensation deferral plan, (ii) $6,601 of accrued earnings under the former executive compensation deferral plan and (iii) $1,177 of matching contributions to the Bell Industries’ Employees’ Savings and Profit Sharing Plan, the material terms of which are described below.

The amount listed as “All Other Compensation” for Mr. Rosen for 2007 in the Summary Compensation Table consists of (i) $71,162 of consulting fees paid to Mr. Rosen following his employment with the Company, (ii) $113,333 paid to Mr. Rosen in February 2007 as severance obligations; (iii) $20,269 in accrued vacation payouts to Mr. Rosen made upon his termination as an employee of the Company; and (iv) $288 of matching contributions to the Bell Industries’ Employees’ Savings and Profit Sharing Plan.

Additional Compensation Disclosure

Savings and Profit Sharing Plan

We established the Bell Industries’ Employees’ Savings and Profit Sharing Plan (the “PSP”) in 1973 under which both employees and we may make contributions. The PSP will continue until terminated by the board. The board determines our contribution to the PSP in its discretion. For the fiscal year ended December 31, 2007, we contributed $32,000 in matching contributions to the PSP.

Change of Control Arrangements

Under our employment letter with Mr. Thimjon, in the event Mr. Thimjon’s employment is terminated by us without Cause (as such term is defined in the employment letter) or if Mr. Thimjon resigns for Good Reason (as such term is defined in the employment letter), we must pay him a severance amount equal to six months of his then current base annual salary, an additional 20% of any unvested stock options held by him will vest and shall remain exercisable with respect to the vested portion for a period of forty-five days and we must provide certain health insurance benefits for a period of time. In the event Mr. Thimjon’s employment is terminated by us without “cause” or if Mr. Thimjon resigns for Good Reason within 12 months of a Change of Control (as such term is defined in the employment letter), we must pay him a severance amount equal to one year of his then current base annual salary plus full annual bonus, all of the unvested stock options held by him will vest and shall remain exercisable with respect to the vested portion for a period of forty-five days and the Company must provide certain health insurance benefits for a period of time.

Indemnification Agreements

In addition to the indemnification provisions contained in our articles of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify each such director and executive officer against all costs, charges, expenses (including legal or other professional fees), damages or liabilities incurred by such individual arising out of, in connection with, or incidental to, any action, suit, demand, proceeding, investigation or claim by reason of such individual’s status or service as a director or executive officer, regardless of whether sustained or incurred by reason of the individual’s negligence, default, breach of duty or failure to exercise due diligence. However, we will not indemnify such director or executive officer under these agreements if it is proved that such individual’s failure to act constituted a breach of his fiduciary duties as a director and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The agreements also require us to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Outstanding Equity Awards at Fiscal Year End Table

The following table shows the unexercised stock options, unvested restricted stock, and other equity incentive plan awards held at the end of fiscal year 2007 by our named executive officers. Columns have been omitted from the table where there is no outstanding equity awards required to be reported in that column.

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option	Option
Name	Options (#) Exercisable	Options (#) Unexercisable	Exercise Price ($)	Expiration Date

Clinton J. Coleman	—	—	—	—
Kevin J. Thimjon (1)	20,000	30,000	3.83	1/8/17
	10,000	15,000	4.00	1/8/17
	10,000	15,000	6.00	1/8/17
	10,000	15,000	8.00	1/8/17
John A. Fellows (2)	—	—	—	—
Mitchell I. Rosen (2)	—	—	—	—

(1)	Each of these option grants were made as non-qualified option grants. The grants were not issued under any shareholder approved option or equity incentive plan, however, they were issued as inducement grants under the applicable rules of AMEX. Each of these grants becomes exercisable in increments of an additional 20% of the total number of shares underlying such options on January 8, 2009, January 8, 2010 and January 8, 2011.

(2)	As a result of their separation from Bell, all of the unexercised option awards held by Messrs. Fellows and Rosen terminated in accordance with their terms in 2007. As such, neither Mr. Fellows nor Mr. Rosen held any unexercised stock options, restricted stock or other equity incentive plan awards at the end of fiscal year 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions

We do not have a written policy for reviewing transactions between the Company and our directors and executive officers, their immediate family members and entities with which they have a position or relationship, however, we adhere to certain general procedures to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

We annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions. Our board and outside legal counsel annually reviews all transactions and relationships disclosed in the director and officer questionnaires, and the board makes a formal determination regarding each director’s independence.

Upon receiving notice of any transaction between the Company and an executive officer that may present a conflict of interest, our Chief Executive Officer will discuss the transaction with the Chairman (or, if the transaction involves the Chief Executive Officer, the Chair of the Audit Committee) to determine whether the transaction could present a conflict of interest. If the transaction has already occurred and a determination is made that a conflict of interest exists, the Audit Committee will determine the appropriate response. The Company’s procedures for reviewing related person transactions do not require the approval or ratification of such transactions.

Related Person Transactions

As the Company is currently a “smaller reporting company” within the meaning of Regulation S-K of the Exchange Act, Item 404 of Regulation S-K requires disclosure of any transaction, since the beginning of the Company’s 2006 fiscal year or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person had or will have a direct or indirect material interest. The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s immediate family members, where applicable.

Related Party Transactions in 2007

On January 31, 2007, the Company issued a $10,000,000 Convertible Promissory Note (“Convertible Note”) to Newcastle pursuant to a purchase agreement. Under the purchase agreement, the Company granted Newcastle certain governance and related rights so long as Newcastle beneficially owns at least 5% of our outstanding common stock, including the right to designate two members to the board and a pre-emptive right to acquire additional securities in the event we propose to issue any additional securities. We also agreed to exempt Newcastle from any stockholder rights plan that may be adopted in the future and exempted Newcastle from certain notice provisions with respect to shareholder meetings and nominations of directors, as set forth in the Company’s bylaws. In connection with the purchase of the Convertible Note, the Company and Newcastle also entered into a registration rights agreement, pursuant to which Newcastle was granted demand and piggyback registration rights in respect of shares of common stock that may be issued under the Convertible Note. As security for our obligations under the Convertible Note, Newcastle holds a subordinated security interest in substantially all of our assets. Mr. Schwarz, the Chairman of the board of directors, indirectly controls the general partner of Newcastle. In addition, Mr. Coleman, a member of our board and our current interim Chief Executive Officer, is an employee of Newcastle, although Mr. Coleman was not a member of our board of directors at the time of the issuance. Because of Mr. Schwarz’s position with Newcastle, we determined that the transaction represented a related party transaction. The transaction was approved by the members of our board of directors, other than Mr. Schwarz.

Related Party Transactions in 2008

On June 13, 2008, we completed the sale of substantially all of the assets related to our SkyTel business to Velocita Wireless LLC (“Velocita”). In addition to other customary conditions to the closing of the transaction with

Velocita, the consents of our secured lenders was required under the terms of the Asset Purchase Agreement, dated March 30, 2008, by and between the Company and Velocita, as amended. Newcastle requested substantial modifications to the terms of its Convertible Note as consideration for its consent to the transaction with Velocita, which represents the sale of a substantial portion of the collateral securing our debt to Newcastle under the Convertible Note.

Accordingly, the Company entered into a Waiver and Amendment Agreement and the Amended Convertible Note with Newcastle. The amendment included: (i) a reduction to the conversion price of the Amended Convertible Note from $3.81 per share to $0.20 per share; (ii) reduction to the interest rate on the Amended Convertible Note to 4% per annum from 8%; and (iii) the right to appoint 50% of the members of our board of directors (or, if we have an odd number of directors, a number of directors constituting a simple majority of the board) so long as (a) Newcastle has beneficial ownership of more than 50% of the Company’s outstanding common stock (taking into account common stock convertible under the Amended Convertible Note) or (b) greater than 50% of the outstanding principal on the Amended Convertible Note remains outstanding. We also have the option (subject to the consent of our senior lenders) to pay interest on the outstanding principal balance of the Amended Convertible Note in cash at a higher interest rate, following the second anniversary of the issuance of the Amended Convertible Note if the weighted average market price is greater than 200% of the Conversion Price. Upon a change of control (as defined in the Amended Convertible Note), Newcastle may require us to repurchase the Amended Convertible Note at a premium price.

Because Mr. Schwarz and Mr. Coleman are affiliated with Newcastle, we determined that the proposed modifications to the Convertible Note represented a related party transaction. As such, the members of our board of directors that are not affiliated with Newcastle formed a special committee to review and analyze the Newcastle proposal, as well as other alternatives available to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 10, 2008, the record date of the annual meeting, there were approximately 8,650,224 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors and each director nominee (which consists of all of our directors other than Mr. Lawson), (ii) each of our executive officers, (iii) each person who is known to us to beneficially own more than 5% of our common stock and (iv) all of our directors and executive officers as a group. As of [          ], 2008, Cede & Co., a nominee of securities depositories for various segments of the financial industry, held approximately [ • ] shares representing [ • ]% of our outstanding common stock, none of which was owned beneficially by such organization. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days of October 10, 2008 through the exercise of any stock option or other right. Unless otherwise noted, we believe that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

	Number of Shares	Percent
Beneficial Owner (1)	Beneficially Owned	of Class

Directors and Officers
Kevin J. Thimjon (2)	50,000	*
Mark E. Schwarz (3)	26,463,526	76.6%
L. James Lawson (4)	37,800	*
Michael R. Parks (5)	35,000	*
Clinton J. Coleman	—	*
Dale A. Booth	—
All Directors and Officers as a Group (6 Persons) (6)	26,586,326	76.8%
5% Shareholders
Royce & Associates, LLC (7)	763,200	8.8%
Dimensional Fund Advisors Inc. (8)	553,316	6.4%
Berlin Financial, Ltd. (9)	453,850	5.2%
Newcastle Partners, L.P. (10)	26,428,526	76.6%

*	Less than 1%

(1)	Each of our other directors and officers may be reached at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240.

(2)	Includes 50,000 shares issuable pursuant to currently exercisable stock options.

(3)	Includes 25,000 shares issuable pursuant to currently exercisable stock options. Includes 565,100 shares held by Newcastle for which Mr. Schwarz disclaims beneficial ownership. Includes 26,463,526 shares issuable pursuant to the Newcastle Convertible Promissory Note for which Mr. Schwarz disclaims beneficial ownership. In the event that Proposal No. 2 is approved and we file the certificate of amendment to increase our authorized shares of common stock, the shares issuable pursuant to the Newcastle Convertible Promissory Note would increase to 56,354,731 shares and the total number of shares beneficially owned by Mr. Schwarz would increase to 56,954,831 shares or 87.6% of the then outstanding common stock of Bell.

(4)	Includes 25,000 shares issuable pursuant to currently exercisable stock options.

(5)	Includes 25,000 shares issuable pursuant to currently exercisable stock options.

(6)	Includes 125,000 shares issuable pursuant to currently exercisable stock options and 26,463,526 shares issuable pursuant to the Newcastle Convertible Promissory Note. In the event that Proposal No. 2 is approved and we file the certificate of amendment to increase our authorized shares of common stock, the shares issuable pursuant to the Newcastle Convertible Promissory Note would increase to 56,354,731 shares and the total number of shares beneficially owned by All Directors and Officers as a Group would increase to

57,077,631 shares or 87.8% of the then outstanding common stock of Bell. All of the directors are also nominees for director other than Mr. Lawson.

(7)	Based on Schedule 13D filed on January 25, 2008 by Royce & Associates, LLC, whose address is 1414 Avenue of the Americas, New York, New York 10019.

(8)	Based on Schedule 13G filed on February 6, 2008 by Dimensional Fund Advisors Inc., whose address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(9)	Based on Schedule 13G filed on July 17, 2007 by Berlin Financial, Ltd., whose address is 1325 Carnegie Ave. Cleveland, Ohio 44115.

(10)	Based on Schedule 13D/A filed on June 17, 2008 by Newcastle Partners, L.P., whose address is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

For information about how the conversion of the Convertible Note could result in a change in control, see the discussion under Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE

The audit committee reviews our financial reporting process on behalf of the board. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles.

In this context, the audit committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2007 and the notes thereto. It has discussed with Crowe Horwath LLP, our independent registered public accounting firm for the 2007 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Communication with Audit Committees). The audit committee also received and discussed with Crowe Horwath LLP the matters required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) including the independence of Crowe Horwath LLP from us. Based on such review and discussions, the audit committee recommended to the board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and be filed with the SEC.

The Audit Committee Of
The Board of Directors

James Lawson
Michael R. Parks
Mark E. Schwarz

The above report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

PROPOSAL NO. 2:

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On June 13, 2008, we completed the sale of our SkyTel division to Velocita. In connection with the closing of the transaction, we entered into a Waiver and Amendment Agreement (“Waiver Agreement”) and the Amended Convertible Note with Newcastle. The amendments to the original Convertible Note included a reduction to the conversion price of the original Convertible Note from $3.81 per share to $0.20 per share (the “Conversion Price”) and a reduction to the interest rate on the Convertible Note to 4% per annum from 8%.

Under the terms of the Amended Convertible Note, we agreed with Newcastle that, among other things, (i) we would seek shareholder approval of an amendment to its articles of incorporation to increase its authorized common stock to allow for full conversion of the Amended Convertible Note and (ii) if any required shareholder approval is not obtained, the interest rate on the portion of the Amended Convertible Note that is not convertible into authorized shares would increase to 14% per annum.

We currently have 35,000,000 shares authorized and had 8,650,224 shares outstanding as of the record date. We are seeking approval to increase the number of authorized common stock by 165,000,000 shares so that it will have sufficient shares available to satisfy its obligations under the Amended Convertible Note upon conversion and so that it will have additional shares authorized for possible future financings, acquisitions, investment opportunities, acquisitions, employee benefit plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. If such approval is obtained, the Convertible Note will be convertible into shares representing an approximate 87% ownership in us as of September 30, 2008. If the Convertible Note is converted at the end of its term, the company would be required to issue approximately 79,000,000 additional shares of common stock.

The increase in the number of authorized shares of common stock has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our common stock. This Proposal No. 2 is not part of any plan by the Company to adopt a series of amendments to its articles of incorporation to make a takeover of the Company more difficult. Moreover, we are not submitting this Proposal No. 2 to enable us to block any efforts by another party to acquire a controlling interest.

The Company currently has no specific plans or understandings with respect to the issuance of any common stock except as described in this proxy statement. If Proposal 6 is approved and the board decides to implement the reverse stock split, in connection with the implementation of that reverse stock split, the authorized shares will be reduced by the same factor of 20 as proposed with the reverse stock split. Accordingly, if there are 200,000,000 shares of common stock authorized prior to the reverse stock split, and the board implements the reverse stock split, the authorized shares of common stock will be reduced to 10,000,000.

The affirmative vote of a majority of our outstanding shares of common stock is required to approve the amendment to our articles of incorporation.

The board recommends that you vote “FOR” the approval to amend the restated articles of incorporation to increase the number of authorized shares of common stock from 35,000,000 shares to 200,000,000 shares. If approved, the second sentence of Article Three of our articles of incorporation will be amended to read as follows:

THREE:

The number of shares of Common Stock authorized to be issued is two hundred million (200,000,000) and the number of shares of Preferred Stock authorized to be issued is one million (1,000,000).

PROPOSAL NO. 3

AMENDMENT TO BYLAWS
TO CHANGE AUTHORIZED RANGE OF NUMBER OF DIRECTORS

Section 1.02 of our bylaws provides that the authorized range of number of directors shall be between six (6) and eleven (11) directors. Changing the range requires the approval of a majority of our outstanding shares of common stock required to vote.

During the past year, the size of the board was four members. We believe that maintaining the size of the board between four (4) to seven (7) members gives the board an advantage in terms of efficiency, full discussion and participation by all members, and greater flexibility in scheduling meetings. We believe the size of the board will continue to be sufficiently sizeable to ensure diversity of experience and viewpoints of board members and be able to satisfy current and future corporate governance requirements without compromising the efficiency of the board, particularly in light of the Company’s size.

The proposed change in the authorized range of number of directors has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company. This Proposal No. 3 is not part of any plan by the Company to adopt a series of amendments to its bylaws to make a takeover of the Company more difficult. Moreover, we are not submitting this Proposal No. 3 to enable us to block any efforts by another party to seek representation on the board.

The affirmative vote of a majority of our outstanding shares of common stock is required to approve the amendment to our bylaws, provided, however, if the votes cast against its adoption are equal to more than 16 2/3% of the outstanding shares of common stock, the amendment will not be approved.

The board recommends that you vote “FOR” the approval to amend the Company’s bylaws to change the authorized range of number of directors from not less than six (6) nor more than eleven (11) to not less than four (4) nor more than seven (7). If approved, the first sentence of Section 1.02 of our bylaws will be amended to read as follows:

Section 1.02  Number of Directors.  The number of directors of the corporation shall be not less than four nor more than seven with the initial number being four.

PROPOSAL NO. 4:

AMENDMENT TO OUR 2007 STOCK INCENTIVE PLAN
TO INCREASE NUMBER OF SHARES RESERVED FOR ISSUANCE

On April 9, 2007, our board approved the 2007 Plan, which, upon our shareholders’ approval at the 2007 annual meeting of shareholders, became effective on the date of adoption by the board. The 2007 Plan amended and restated our only stock-based incentive program, the 2001 Stock Option Plan (the “Prior Plan”).

As of October 10, 2008, [1,000,000] shares of our common stock were available for issuance under the 2007 Plan and options to purchase [150,000] of these shares were outstanding. The board is seeking to amend the 2007 Plan to increase the number of shares of common stock available for issuance under the 2007 Plan from 1,000,000 shares to 5,000,000 shares and to increase the number of stock options, direct stock issuances and share right awards that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year to 2,000,000 shares (from 1,000,000 shares) (collectively, the “Plan Amendment”), because our board believes that the 2007 Plan is critical to our ability to attract, retain and motivate the key executive and management personnel necessary to maintain the Company’s success. Approval of the Plan Amendment is intended to ensure and enable the Company to continue to attract and retain the highest caliber managers and employees, to link incentive rewards to corporate and shareholder performance, and to encourage capital accumulation and stock ownership by key managers and personnel in order to increase their proprietary interest in the Company’s success. We have set forth a description of the 2007 Plan below and have attached the 2007 Plan as Annex A hereto, as proposed to be amended. If Proposal 6 is approved and we implement the reverse stock split, the number of shares reserved for issuance under the 2007 Plan, the number of stock options, direct stock issuance and share right awards that may be issued to any one person participating in the 2007 Plan and the number of shares subject to already outstanding options will be proportionately reduced to account for the reverse stock split.

The board recommends that you vote “FOR” the approval to amend the 2007 Plan to increase the number of shares reserved for issuance under the 2007 Plan from 1,000,000 shares to 5,000,000 shares and to increase the number of stock options, direct stock issuances and share right awards that any one person participating in the 2007 Plan may receive in the aggregate in any calendar year from 1,000,000 to 2,000,000 shares.

DESCRIPTION OF THE 2007 PLAN

General

A copy of the 2007 Plan, including the proposed amendments described herein, is included herewith as Appendix A to this proxy statement. The following summary description is qualified by reference to the 2007 Plan.

Share Reserve

The board initially authorized up to 1,000,000 shares of our common stock for issuance under the 2007 Plan. This share reserve consisted of the 223,000 shares that were carried over from the Prior Plan plus an increase of 777,000 shares. The board is now seeking to further increase the number of authorized shares for issuance under the 2007 Plan by 4,000,000 shares and to increase the number of stock options, direct stock issuances and share right awards that any one person may receive in any calendar year from no more than 1,000,000 shares to no more than 2,000,000 shares of common stock.

Programs

The 2007 Plan has two separate programs:

•	the discretionary option grant program, under which the compensation committee may grant (i) non-statutory options to purchase shares of the common stock to eligible individuals in the employ or service (including employees, non-employee board members and consultants) at an exercise price not less than 100% of the fair market value of those shares on the grant date and (ii) incentive stock options to purchase shares of common stock to eligible employees at an exercise price not less than 100% of the fair market value (110% of fair market value in the case of any grant to a more than 10% shareholder) of those shares on the grant date; and

•	the stock issuance program, under which eligible individuals may be issued shares of common stock directly, upon (or that vest upon) the attainment of performance goals, the completion of a specified period of service or as a bonus for past services. In order to meet the requirements of Section 162(m) of the Code which disallows deductions to publicly held corporations for compensation paid to certain executive officers in excess of $1 million, performance goals may be based upon one or more of the following performance-based business criteria, either on a business unit or company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total shareholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market of the shares of common stock); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses; earnings before interest and taxes; or such earnings adjusted for unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. The performance goals used may differ for each participant and for each stock grant

Eligibility

The individuals eligible to participate in the 2007 Plan include officers and other employees, directors and consultants.

Administration

The compensation committee administers the discretionary option grant and stock issuance programs. The compensation committee determines which eligible individuals are to receive option grants, stock issuances or share right awards under those programs, the time or times when the grants or issuances are to be made, the number of shares subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant, stock issuance or share right awards and the maximum term for which any granted option is to remain outstanding.

Plan Features

The 2007 Plan includes the following features:

•	The exercise price for any options granted under the 2007 Plan may be paid in cash or in shares of our common stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

Change in Control

The 2007 Plan includes the following change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances:

•	In the event that we are acquired by merger or asset sale or a successful tender offer for more than 50% of our outstanding voting stock which the board recommends that the shareholders accept, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued in full force and effect will immediately become exercisable for all the option shares, and all outstanding unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

•	The compensation committee will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee’s service with us or the acquiring entity is subsequently terminated. The vesting of any outstanding shares under the stock issuance program may be accelerated upon similar terms and conditions.

•	The compensation committee may grant options and structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a successful tender offer for more than 35% of our outstanding voting stock which the board does not recommend that the shareholders accept or a change in the majority of the Board through one or more contested elections. This accelerated vesting may occur either at the time of the transaction or upon the subsequent termination of the individual’s service.

•	The board may amend or modify the 2007 Plan at any time, subject to any required shareholder approval. The 2007 Plan will terminate no later than the tenth anniversary of the adoption of the plan by the board.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of the 2007 Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

Incentive Stock Options.  The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by us from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee’s alternative minimum tax liability, if any.

If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee’s holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current law, there is a maximum tax rate of 15% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

We are generally not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, we will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements.

Non-Statutory Stock Options.  The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. With respect to employees, we are required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee’s holding period for the shares.

We will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

Stock Grants.  The grantee will generally recognize taxable ordinary income on the receipt of a direct grant of stock from us. Slightly different rules may apply to grantees who are granted stock or share right awards which are subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. The rules regarding our entitlement to a tax deduction for the income recognized by the grantee and our tax withholding obligations are similar to those discussed above for non-statutory stock options.

Change in Control.  In general, if the total payments to an individual that are contingent upon our “change in control” (as defined in Section 280G of the Code), including payments under the 2007 Plan that vest upon a “change in control,” equal or exceed three times the individual’s “base amount” (generally, such individual’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to us and the individual would be subject to a 20% excise tax on such portion of the payments.

Taxation of Deferred Compensation.  Recently enacted Section 409A of the Code imposes immediate taxation, with interest and a 20% excise tax, on certain deferred compensation that does not meet the requirements of the Section. Adverse treatment under Section 409A may apply to nonstatutory stock options that are granted below fair market value. If any award granted under the 2007 Plan is not exempt from Section 409A and does not comply with the Section 409A requirements, the affected employee will be subject to the adverse tax consequences discussed in this paragraph.

Certain Limitations on Deductibility of Executive Compensation.  Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options or stock grants). Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of “outside directors” (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met. Compensation attributable to stock grants or share right awards may also qualify as performance-based compensation if the stock’s grant or vesting is based on the attainment of a performance goal and otherwise satisfies the standards for performance-based compensation.

The 2007 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Plan Benefits

The grant of awards under the 2007 Plan to employees, including our executive officers and directors, is subject to the discretion of the board. There has been no determination made by the compensation committee with respect to future discretionary awards to our executive officers, non-employee directors, employees or consultants under the 2007 Plan. Accordingly, future awards to such persons are not determinable.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 with respect to our common stock issuable under our equity compensation plans:

			(c)
	(a)	(b)	Number of Securities
	Number of Securities	Weighted-Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under Equity
	Exercise of Outstanding	Outstanding Options,	Compensation Plans (Excluding
Plan Category	Options, Warrants and Rights	Warrants and Rights	Securities Reflected in Column(a)

Equity compensation plans approved by security holders	295,000	$3.63	850,000
Equity compensation plans not approved by security holders (1)	798,000	$3.78

Total	1,093,000	$3.74	850,000

(1)	Shares issued under equity compensation plans not approved by shareholders include (i) 225,000 shares issued under the Company’s 2001 Stock Option Plan; and (ii) 573,000 shares issued during 2006 and 2007, pursuant to employment agreements, as inducements for such employees to join the Company.

PROPOSAL NO. 5:

RATIFICATION OF CROWE HORWATH LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP (“Crowe Horwath”) has been engaged by the Audit Committee to act in such capacity for the fiscal year ending December 31, 2008. Although it is not required to do so, our board of directors is asking our shareholders to ratify the audit committee’s selection of Crowe Horwath. If our shareholders do not ratify the selection of Crowe Horwath, another independent registered public accounting firm will be considered by our Audit Committee. Even if the selection is ratified by our shareholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our company and its shareholders. Representatives of Crowe Horwath are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

During each of the years in the two year period ended December 31, 2005, and through July 14, 2006, PricewaterhouseCoopers LLP (“PwC) was our independent registered public accounting firm. There were no disagreements between us and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

Effective July 14, 2006, we dismissed PwC as our independent registered public accounting firm. The decision to change independent registered public accounting firms was made after the completion of a competitive bid process and was approved by the audit committee. PwC’s reports on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the period between July 20, 2006 through December 31, 2006, and through November 15, 2007, BKD, LLP (“BKD”) was our independent registered public accounting firm. There were no disagreements between Bell and BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended December 31, 2006, and through November 15, 2007.

Effective November 15, 2007, BKD resigned as our independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Audit Committee. BKD’s reports on our consolidated financial statements as of and for the year ended December 31, 2006 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Effective November 19, 2007, we engaged Crowe Horwath as our new independent registered public accounting firm. The decision to engage Crowe Horwath was approved by the Audit Committee. During the last two fiscal years and through November 19, 2007, we did not consult with Crowe Horwath regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

We incurred the following fees for services performed by Crowe Horwath, BKD, PwC and Grobstein, Horwath & Company LLP in 2007 and 2006.

			Audit
		Audit	Related	Tax	All Other	Total
Firm	Year	Fees ($)	Fees ($)	Fees ($)	Fees ($)	($)

Crowe Horwath (1)	2007	309,000	—	—	—	309,000
	2006	—	—	—	—	—
BKD (2)	2007	232,225	—	5,000	—	237,225
	2006	195,875	—	—	—	195,875
PwC (3)	2007	—	180,000	—	—	180,000
	2006	37,200	223,000	—	—	260,200
Grobstein, Horwath & Company LLP (4)	2007	—	12,500	—	—	12,500
	2006	—	12,500	—	—	12,500

(1)	For the year ended December 31, 2007, Crowe Horwath billed us an aggregate of $309,000 for professional services in connection with the audit of our consolidated financial statements for the year ended December 31, 2007.

(2)	For the year ended December 31, 2007, BKD billed us $79,725 for professional services in connection with reviews of our consolidated interim financial statements included in our Quarterly Report on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 and $152,500 for their audit of the financial statements required in connection with our acquisition of our SkyTel business in 2007. For the year ended December 31, 2006, BKD billed us an aggregate of $195,875 for professional services in connection with the audit of our consolidated financial statements for the year ended December 31, 2006 and reviews of our consolidated interim financial statements included in our Quarterly Report on Form 10-Q for the periods ended June 30, 2006 and September 30, 2006.

(3)	For the year ended December 31, 2007, PwC billed us an aggregate of $180,000 for professional services rendered in connection with due diligence and advisory services related to mergers and acquisitions. For the year ended December 31, 2006, PwC billed us an aggregate of (i) $37,200 for professional services rendered in connection with the review of our consolidated interim financial statements included in our Quarterly Report on Form 10-Q for the period ended March 31, 2006 and in connection with the reissuance of their report and consent included in our Annual Report on Form 10-K for the year ended December 31, 2006; and (ii) $223,000 for professional services rendered in connection with due diligence related to mergers and acquisitions.

(4)	For each of the years ended December 31, 2007 and 2006, Grobstein, Horwath & Company LLP billed us an aggregate of $12,500 for professional services rendered for audit-related services related to our 401(k) plan.

Policy for Pre-Approval of Independent Auditor Services

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of a majority of the shares of our common stock represented at the meeting and entitled to vote is necessary to ratify the appointment of Crowe Horwath as our independent registered public accounting firm.

The board recommends that you vote “FOR” the ratification of Crowe Horwath as independent registered public accounting firm for the fiscal year ending December 31, 2008.

PROPOSAL 6

AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT OF COMMON STOCK

Our board of directors has approved a proposal to amend our restated articles of incorporation to effect a reverse stock split of common stock whereby we would issue one (1) new share of Common Stock in exchange for each twenty (20) shares of outstanding Common Stock and a corresponding reduction in the authorized shares of Common Stock in proportion to the reverse stock split.

Each shareholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as such shareholder held immediately prior to the reverse stock split, subject to adjustment for fractional shares as described below. If approved by shareholders, the reverse stock split will be effected by an amendment to the restated Articles of Incorporation in substantially the form set forth below and will become effective upon filing of the amendment with the Secretary of State of California at the discretion of the board of directors.

Purpose of Proposed Reverse Stock Split

The purpose of the proposed reverse stock split is to increase the market price of our Common Stock as reflected in the markets in which our Common Stock is traded or quoted. As of the record date, the bid and asked prices of our Common Stock were $      and $      as reflected on The Pink Sheets. The board of directors believes that an increase in the market price of our Common Stock will facilitate trading and liquidity in the Common Stock and enhance the prestige of our Common Stock in the marketplace.

If the proposed reverse stock split is approved and the board of directors elects to effect the reverse stock split, each outstanding share of Common Stock as of the effective date of the reverse split will automatically be exchanged into one-twentieth of a share of Common Stock. We will also reduce the number of outstanding shares of Common Stock by the same factor of 20 assuming that Proposal 2 is approved. In addition, the number of shares of Common Stock subject to outstanding options or other outstanding convertible securities issued by the Company will be reduced by a factor of 20.

Fractional shares

We will not issue fractional shares for each fractional interest created as a result of the reverse stock split but instead will round up any fractional shares to the nearest whole share.

Effect on Outstanding Shares of Common Stock and Number of Shareholders

If the reverse stock split had occurred on the record date, the number of shares issued and outstanding would be approximately          (post-split) and each shareholder would own a reduced number of shares of Common Stock. However, the proposed reverse stock split will affect all shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company except to the extent of any rounding of fractional interests, as described below. As a result of the reverse stock split, some shareholders may end up holding less than 100 shares, which may result in higher brokerage commissions and other costs for odd lots, particularly on a per share basis, than the cost of transaction in even multiples of 100 shares. In addition, the reduced number of shares outstanding could adversely affect liquidity in our common stock. Following the reverse stock split, we will remain a public company, registered under the Securities Exchange Act of 1934. We currently have no specific plans or understandings with respect to the issuance of any common stock except as described in this proxy statement.

Amendment to Articles of Incorporation

The affirmative vote of a majority of our outstanding shares of Common Stock is required to approve the amendment to our restated articles of incorporation to effect the reverse stock split. The text of the proposed amendment to the restated articles of incorporation effecting the reverse stock split (and the proportionate reduction in our authorized shares of common stock) would be substantially in the form set forth below. The text of the form of amendment is subject to modification to include such changes as may be required by the California Secretary of State to effect the reverse stock split.

The board recommends that you vote “FOR” the approval to amend the Company’s restated articles of incorporation to effect the reverse stock split. If approved, the first paragraph of Article Three of our articles of incorporation will be amended to read substantially as follows (and assuming the amendment proposed in Proposal 2 has been approved and effected):

THREE:

This corporation is authorized to issue two classes of shares designated, respectively, “Common Stock” and “Preferred Stock”. The number of shares of Common Stock authorized to be issued is ten million (10,000,000) and the number of shares of Preferred Stock authorized to be issued is one million (1,000,000). At the time this Certificate of Amendment is filed with the California Secretary of State, each one share of Common Stock then issued and outstanding shall be combined and reconstituted into one-twentieth (1/20th) of a share of Common Stock of the corporation, subject to the treatment of fractional shares. Fractional shares shall not be issued as a result of this reverse stock split. In lieu thereof, fractional shares shall be rounded up to the nearest whole share.

Because the reverse stock split will apply to all issued and outstanding shares of Common Stock and options to purchase Common Stock, the proposed reverse stock split will not alter the relative rights and preferences of existing shareholders. The proposed amendment to consummate the reverse stock split will decrease the number of shares the board of directors is authorized to issue in the same proportion as the split. If Proposal 2 is not approved, but Proposal 6 is approved, and the board of directors decides to implement the reverse stock split, the number of authorized shares will be reduced from its current number (35,000,000) by the same factor of 20, to 1,750,000.

No Dissenter’s Rights

In connection with the approval of the reverse stock split, shareholders will not have a right to dissent and obtain payment for their shares under California law or our charter documents.

Material Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a completed discussion of all the possible federal income tax consequences of the reverse split, and is included for general information only. Furthermore, the summary does not address any state, local or foreign income or other tax consequences. In addition, it does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The summary is based on the provisions of the United States federal income tax laws as of the date hereof, which is subject to change both retroactively and prospectively. The summary also assumes that shares both before and after the reverse stock split are held as a “capital asset” as defined by the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment for a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with that shareholder’s tax advisors with respect to the tax consequences of the reverse stock split. Other than the fractional shares and the rounding up process discussed above, no gain or loss should be recognized upon exchange of pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis in the post-split shares received in the reverse share split will be the same as the aggregate tax basis in the pre-split shares exchanged for the post-reverse stock split shares. The shareholder’s holding period for the post-split shares will include the period during which the shareholder held the pre-split shares surrendered in the reverse stock split.

The Company’s view of the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER AS A RESULT OF THE REVERSE STOCK SPLIT.

Exchange of Share Certificates

If the reverse stock split is approved at the annual meeting and effected by the board of directors, the reverse stock split will occur at the time the board of directors files the amendment to the company’s articles of incorporation to effect the reverse stock split and without any further action on your part and without regard to the date on which you physically surrender your stock certificates for new certificates.

As soon as practicable after the effective date of the reverse stock split, the exchange agent will mail each record holder of Common Stock a transmittal form to be used in forwarding such holder’s stock certificates for surrender and exchange for certificates evidencing the number of shares of common stock such shareholder is entitled to receive as a consequence of the reverse stock split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, you should surrender the certificates evidencing shares of Common Stock prior to the reverse stock split in accordance with applicable instructions. Upon surrender, you will receive new certificates evidencing the whole number of shares of Common Stock that you hold as a result of the reverse stock split. You will not be required to pay any transfer fee or other fee in connection with the exchange of certificates. Shareholders should not submit their stock certificates for exchange until they receive a transmittal form from the company.

As of the effective date of the reverse stock split, each certificate representing shares of Common Stock outstanding prior to the effective date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the reverse stock split.

Board Discretion to Implement the Reverse Split

If the reverse stock split is approved at the annual meeting, the board of directors will, in its sole discretion, determine whether to complete the reverse stock split and file the amendment to the Articles of Incorporation with the California Secretary of State. Notwithstanding approval of the reverse stock split at the annual meeting, the board of directors may, in its sole discretion, determine not to implement the reverse stock split.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the amendment to the restated articles of incorporation to effect the reverse stock split.

The board recommends that you vote “FOR” the proposed amendment to effect the reverse stock split.

PROPOSAL 7:

TO APPROVE A PROPOSAL TO ADJOURN THE MEETING TO A LATER DATE OR DATES, IF
NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT
THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE AMENDMENT TO THE
ARTICLES OF INCORPORATION

If the meeting is convened and a quorum is present, but there are not sufficient votes to approve the amendment to the articles of incorporation to increase the authorized shares of common stock, we may move to adjourn the meeting at that time to solicit additional proxies. In order to allow proxies that we have received by the time of the meeting to be voted for an adjournment, if necessary, we have submitted the question of adjournment to our shareholders as a separate matter for their consideration. If it is necessary to adjourn the meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the time and place to which the special meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting we may transact any business which might have been transacted at the original special meeting.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock represented and voting is required for approval of the proposal to adjourn the meeting.

The board of directors recommends a vote “FOR” the approval of the adjournment of the meeting, as described above.

OTHER MATTERS

Section 16(a) Reporting Compliance

Section 16 of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of the copies of such forms furnished to us and written representations from these officers and directors, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% shareholders were met during the year ended December 31, 2007.

Expenses of Proxy Solicitation

Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, officers and employees may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation. We have also retained MacKenzie Partners, Inc. at an expected cost of $6,500 to assist in the solicitation of proxies.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2007 accompanies this notice of annual meeting and proxy statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, will be provided, without charge, upon the written request of any shareholder. This request should be directed to Bell Industries, Inc., 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240; Attn: Chief Financial Officer. Our latest quarterly report on Form 10-Q is available from our Chief Financial Officer at the foregoing address. Our Annual Report on Form 10-K and our other periodic filings are available on the SEC’s website at www.sec.gov.

Shareholder Proposals

In accordance with SEC rules, if a shareholder wishes to have a proposal printed in the proxy statement to be used in connection with our next annual meeting of shareholders, such proposal must be received by Kevin Thimjon, Assistant Secretary, at the address above prior to January 2, 2009 in order to be included in our proxy statement and form of proxy relating to that meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on March 16, 2009 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior the close of business on March 16, 2009.

In addition, shareholders may present proposals, which are proper subjects for consideration at an Annual Meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in our Bylaws. Our Bylaws require that, for other business to be properly brought before an annual meeting by a shareholder, we must have received written notice thereof not less than 60 nor more than 90 days prior to the annual meeting (or, if less than 70 days notice or other public disclosure of the date of the annual meeting is given, not later than 10 days after the earlier of the date notice was mailed or public disclosure of the date was made). The notice must set forth (a) a brief description of the business proposed to be brought before the annual meeting, (b) the shareholder’s name and address, (c) the number of shares beneficially owned by such shareholder as of the date of the shareholder’s notice, and (d) any financial interest of such shareholder in the proposal. Similar information is required with respect to any other shareholder, known by the shareholder giving notice, supporting the proposal.

If the proposal includes the nomination of a person to become a director, the nomination is required to contain certain information about both the nominee and the shareholder making the nomination as set forth in our bylaws. In addition, the notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be considered independent under Rule 10A-3 under the Exchange Act, or, alternatively, a statement that the recommended candidate would not be independent. A nomination which does not comply with the above requirements will not be considered.

OTHER BUSINESS

The board knows of no other matters that are likely to come before the meeting. If any such matters should properly come before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

Kevin J. Thimjon
Assistant Secretary

October   , 2008

Appendix A

BELL INDUSTRIES, INC.
2007 STOCK INCENTIVE PLAN, AS AMENDED

ARTICLE ONE

GENERAL PROVISIONS

A.	Purpose of the Plan

1. This 2007 Stock Incentive Plan (the “Plan”) is intended to promote the interests of Bell Industries, Inc., a California corporation (the “Corporation”), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation.

2. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

B.	Structure of the Plan

1. The Plan shall be divided into two separate equity programs:

(a) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and stock appreciation rights; and

(b) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares, as bonus for services rendered the Corporation (or any Parent or Subsidiary), or pursuant to share right awards which entitle Participants to receive shares upon the attainment of designated Performance Goals or Service requirements.

2. The provisions of Articles One and Five shall apply to both equity programs under the Plan and shall govern the interests of all persons under the Plan.

C.	Administration of the Plan

1. The Plan shall be administered by the Board or one or more committees appointed by the Board, provided that with respect to Section 16 Insiders (a) the Board may administer the Plan in compliance with Rule 16b-3 of the 1934 Act, or (b) the Primary Committee may, at the Board’s discretion, administer the Plan. Administration of the Plan may otherwise, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee. Any discretionary option grants or stock issuances to members of the Board or the Primary Committee must be authorized and approved by a disinterested majority of the Board.

2. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or any Secondary Committee and reassume all powers and authority previously delegated to such committee.

3. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

4. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine: (a) with respect to the option grants or stock appreciation rights under the Discretionary

Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; and (b) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

5. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

6. Service on the Primary Committee or any Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or any Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

D.	Eligibility

1. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(a) Employees,

(b) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(c) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

E.  Stock Subject to the Plan

1. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,000,000 [amendment proposal: 5,000,000] shares. No one person participating in the Plan may receive stock options, direct stock issuances and share right awards for more than 1,000,000 [amendment proposal: 2,000,000] shares of Common Stock in the aggregate in any calendar year.

2. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance. However, shares of Common Stock underlying one or more stock appreciation rights exercised under Section D of Article Two of the Plan shall not be available for subsequent issuance under the Plan.

3. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to:

(a) the maximum number and/or class of securities issuable under the Plan;

(b) the number and/or class of securities for which any one person may be granted stock options, direct stock issuances and share right awards under this Plan per calendar year;

(c) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan;

(d) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan; and

(e) the maximum number and/or class of securities which may be added to the Plan through the forfeiture, surrender, cancellation or termination of shares issued under the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

A.	Option Terms

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such option.

1. Exercise Price.

(a) The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

(b) The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section A of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or certified check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the sale complies with all applicable laws relating to the regulation and sale of securities, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to: (x) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise; and (y) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

2. Exercise and Term of Options.

Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the option grant date.

3. Effect of Termination of Service.

(a) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution of by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Except as otherwise determined in the discretion of the Plan Administrator either at the time an option is granted or at any time the option remains outstanding, should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(b) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(c) The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

4. Shareholder Rights.

The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

5. Repurchase Rights.

The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

6. Limited Transferability of Options.

During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established for the exclusive benefit of one or more members of the Optionee’s Immediate Family or the Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

B.	Incentive Options

1. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section B of Article Two, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section B of Article Two.

2. Eligibility.

Incentive Options may only be granted to Employees.

3. Exercise Price.

The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

4. Dollar Limitation.

The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

5. Failure to Qualify as Incentive Option.

To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section B.4 of this Article Two or for any other reason, such option shall continue to be outstanding and exercisable in accordance with its terms and conditions, but as a Non-Statutory Option under the Federal tax laws.

6. 10% Shareholder.

If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

C.	Change in Control/Hostile Take-Over

1. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent:

(a) that option is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction,

(b) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable, provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares and does not cause any IRC 409A Consequences, or

(c) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

2. All of the Corporation’s outstanding repurchase rights under the Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent:

(a) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or

(b) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

3. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

4. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to:

(a) the exercise price payable per share under each outstanding option (including options incorporated into this Plan from the Predecessor Plan), provided the aggregate exercise price payable for such securities shall remain the same;

(b) the maximum number and/or class of securities available for issuance over the remaining term of the Plan;

(c) the maximum number and/or class of securities available for issuance over the remaining term of the Plan;

(d) the maximum number and/or class of securities for which any one person may be granted options, direct stock issuances and share right awards under the Plan per calendar year; and

(e) the maximum number and class of securities which may be added to the Plan through the repurchase of shares issued under the Predecessor Plan. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

5. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect or replaced with a cash incentive program pursuant to the express terms of the Change in Control transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate at the time of such Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control.

6. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate with respect to any shares of Common Stock held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

7. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee’s Service within a designated period (not to exceed 18 months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.

8. The portion of any Incentive Option accelerated in connection with change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

9. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

D.	Stock Appreciation Rights

1. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

2. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(a) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a payment from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such shares.

(b) No such option surrender shall be effective unless it is made in accordance with the terms and conditions of the grant as approved by the Plan Administrator. If the surrender is so made, then the payment to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator in its sole discretion shall establish and set forth in the document evidencing such tandem stock appreciation right.

(c) If the surrender of an option is not made in accordance with the terms and conditions of the grant as approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option.

3. The following terms shall govern the grant and exercise of limited stock appreciation rights:

(a) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(b) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation rights shall have the unconditional right (exercisable for a 30-day period following such Hostile Take-Over) to surrender each such option (or any portion thereof) to the Corporation. In return for the surrendered option, the Optionee shall receive a cash payment from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise vested and exercisable for those shares) over (ii) the aggregate exercise price payable for those shares. Such cash payment shall be paid within five days following the option surrender date.

(c) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Section D. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash payment.

(d) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

A.	Stock Issuances

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Performance Goals or Service requirements.

B.	Stock Issuance Terms

1. Purchase Price.

(a) The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of Common Stock on the issuance date.

(b) Subject to the provisions of Section A of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or certified check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

2. Vesting Provisions.

(a) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Performance Goals or Service requirements. Upon the attainment of such Performance Goals or Service requirements, fully vested shares of Common Stock shall be issued upon satisfaction of those share right awards. For purposes of qualifying grants of stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(b) Any new, substituted or additional securities or other property(including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to: (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock; and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

(c) The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The holder of a share right award shall have no shareholder rights with respect to such award until shares of Common Stock have been issued to such Participant in satisfaction of such award.

(d) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

(e) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or then on-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies. Such waiver may be effected at anytime, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

(f) Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the Performance Goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated Performance Goals or Service requirements have not been attained.

C.	Change in Control/Hostile Take-Over

1. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (a) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (b) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

2. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Change in Control.

3. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant’s Service within a designated period (not to exceed 18 months) following the effective date of any Change in Control in which those repurchase rights do not otherwise terminate.

4. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Hostile Take-Over, and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Hostile Take-Over.

ARTICLE FOUR

[RESERVED]

ARTICLE FIVE

MISCELLANEOUS

A.	Financing

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments, provided that such purchase with a promissory note shall not be permitted if it will cause any violation of the Sarbanes-Oxley Act of 2002. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (1) the aggregate option exercise price or purchase price payable for the purchased shares plus (2) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.	Share Escrow/Legends

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

C.	Tax Withholding

1. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

2. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(a) The election to have the Corporation withhold from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing; or

(b) The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed 100% of such Taxes) to be satisfied in such manner as designated by the holder in writing.

D.	Effective Date and Term of the Plan

1. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan maybe exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within 12 months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

2. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

3. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

4. The Plan shall terminate upon the earliest of (a) the tenth anniversary of the Plan Effective Date, (b) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (c) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

E.	Amendment of the Plan

1. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

2. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within 12 months after the date the first such excess issuances are made, then (a) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (b) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest(at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

F.	Use of Proceeds

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

G.	Regulatory Approvals

1. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (a) upon the exercise of any granted option or (b) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

2. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

H.	No Employment/Service Rights

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

B. BOARD shall mean the Corporation’s Board of Directors.

C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

1. a shareholder-approved merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons not related to the persons holding those securities immediately prior to such transaction. For the purpose of this subsection, the persons are “related” if one of them owns, directly or indirectly, at least 50% of the voting capital stock of the other or a third person owns, directly or indirectly, at least fifty percent 50% of the voting capital stock of each of them;

2. a sale, transfer or other disposition of all or substantially all of the Corporation’s assets to one or more persons that are not related, as defined in subsection 1 above, to the Company immediately prior to the sale or transfer; or

3. the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board recommends such shareholders accept, other than a group of two or more persons not acting in concert for the purpose of acquiring, holding or disposing of such stock. The acquisition of additional stock by any person who immediately prior to such acquisition already is the beneficial owner of more than 50% of the capital stock of the Company entitled to vote in the election of directors is not a Change of Control.

D. CODE shall mean the Internal Revenue Code of 1986, as amended.

E. COMMON STOCK shall mean the Corporation’s common stock.

F. CORPORATION shall mean Bell Industries, Inc., a California corporation, and its successors.

G. DISABILITY shall means a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and which: (1) renders the individual unable to engage in any substantial gainful activity; or (2) results in the individual receiving income replacement benefits for a period of not less than three months under any policy of long-term disability insurance maintained by a Corporation for the benefit of its employees.

H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I. EMPLOYEE shall mean an “employee” of the Corporation (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code and the regulations thereunder.

J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1. If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2. If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L. HOSTILE TAKE-OVER shall mean:

1. the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 35% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board does not recommend such shareholders to accept; or

2. a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (1) have been Board members continuously since the beginning of such period; or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time the Board approved such election or nomination.

M. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

1. such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

2. such individual’s voluntary resignation following (a) a change in his or her position with the Corporation which materially reduces his or her level of responsibility or the level of management to which Optionee reports, (b) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than 15% or (c) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P. IRC 409A CONSEQUENCES shall mean, to the extent imposed by Section 409A of the Code, (1) inclusion in gross income of deferred compensation from current and prior years, (2) interest liability on deferred taxes at increased federal rate and (3) 20% excise tax on deferred compensation.

Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. PARTICIPANT shall mean any person who is issued shares of Common Stock or a share right award under the Stock Issuance Program.

V. PERFORMANCE GOALS shall mean the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to a share of stock. As determined by the Administrator, the Performance Goals shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total shareholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market of the shares of Common Stock); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. The Performance Goals may differ for each Participant and for each stock grant.

W. PLAN shall mean the Corporation’s 2005 Stock Incentive Plan, as set forth in this document.

X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.

Z. PREDECESSOR PLAN shall mean the Corporation’s 2001 Stock Option Plan, as in effect immediately prior to the Plan Effective Date hereunder.

AA. PRIMARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders, which shall be constituted in such a manner as to permit grants under the Plan in compliance with Rule 16b-3 of the 1934 Act and Section 162(m) of the Code.

BB. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not administered by the Primary Committee. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

CC. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

DD. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, anon-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

EE. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code at the beginning of the period the shares were held in escrow.

FF. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

GG. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

HH. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

II. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ. TAKE-OVER PRICE shall mean the greater of (1) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (2) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the price per share described in clause (1) above.

KK. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

LL. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

Meeting Details
8888 Keystone Crossing, Suite 1700,
Indianapolis, Indiana 46240
This Proxy is Solicited on behalf of the Board of Directors.
The undersigned hereby appoints Mark Schwarz and Kevin Thimjon and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of common stock of Bell Industries, Inc. held of record by the undersigned on October 10, 2008, at the Annual Meeting of Shareholders to be held on December 4, 2008 or any adjournment or postponement thereof.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted for the election of all nominees as directors and for each of the other listed proposals. The return of an executed proxy grants discretionary authority to the Board to cumulate votes.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A	PROPOSALS – Our Board of Directors recommends a vote FOR all the nominees listed and a vote FOR each of the listed proposals.
1. Election of Directors

	For	Withhold		For	Withhold
01 — D. Booth	☐	☐	03 — M. Parks	☐	☐
02 — C. Coleman	☐	☐	04 — M. Schwarz	☐	☐

		For	Against	Abstain
2.	To approve an amendment to the Bell Industries, Inc. Articles of Incorporation to increase the authorized shares of Common Stock to 200,000,000.	☐	☐	☐
		For	Against	Abstain
3.	To approve an amendment to the Bell Industries, Inc. Bylaws to change the authorized range of directors to not less than four (4) nor more than seven (7).	☐	☐	☐
		For	Against	Abstain
4.	To approve amendments to the Bell Industries, Inc. 2007 Stock Incentive Plan to, among other things, increase the authorized shares under such plan to 5,000,000.	☐	☐	☐
		For	Against	Abstain
5.	To ratify Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐
		For	Against	Abstain
6.	To approve an amendment to the Bell Industries, Inc. Articles of Incorporation to effect a one-for-twenty reverse stock split of Common Stock.	☐	☐	☐
		For	Against	Abstain
7.	To approve the adjournment of the meeting to solicit additional votes on the amendment to the Articles of Incorporation to increase the authorized shares of common stock.	☐	☐	☐

B
Non-Voting Items
Change of Address – Please print new address below.

C
Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.